GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this "Guaranty") is made as of the 30th day of September, 2016 by **JOSEPH SCHWARTZ, and ROSELYN SCHWARTZ** (collectively, the "Guarantors"), in favor of **ADCARE HEALTH SYSTEMS, INC.**, a Georgia corporation, (the "Lender").

In consideration of the benefit to the Guarantor of the Lender's making of a loan to **JS HIGHLAND HOLDINGS LLC**, (the "Borrower"), described below, and for other good and valuable consideration, and intending to be legally bound hereby, the Guarantors hereby agree with the Lender as follows:

1. Representations and Warranties. The Guarantors make the following representations and warranties to the Lender as of the date of this Guaranty:

1.1. The execution, delivery, and performance by the Guarantors of this Guaranty does not (a) constitute, and will not result in, a breach, default, or event of default under any agreement for borrowed money or under any other agreement, lease, or instrument to which the Guarantor is a party or by which it or its properties may be bound or affected; or (b) result in the creation or imposition of a mortgage, deed to secure debt, pledge, lien, security interest, or other charge or encumbrance of any nature upon or with respect to any properties now owned or hereafter acquired by the Guarantor.

1.2. The making of the loan described herein is and will be of direct interest, benefit, and advantage to the Guarantor.

2. Covenants of the Guarantor. The Guarantors further covenant and agree as follows:

2.1. The Guarantors hereby, jointly and severally, unconditionally guarantee the full and prompt payment when due, whether by acceleration, or Lender Demand (as defined in Section 2.3 below), or otherwise, and at all times hereafter, of: (a) all amounts payable under that certain Promissory Note, dated of even date herewith, in the original principal amount of Three Million and 00/100 Dollars ($3,000,000.00), executed by the Borrower, and payable to the order of the Lender; (the "Note"); (b) any and all modifications, replacements, extensions, or renewals of the Note; and (c) all expenses, including reasonable attorneys' fees, incurred by the Lender in the collection or enforcement of the Note or this Agreement (items (a) through (c) are hereinafter collectively called the "Obligations"). In the event of Borrower's failure, or the failure of its successors or assigns, if any, to pay the Obligations or to render any other performance required of Borrower, when due, regardless of any restrictions on Lender to declare a default or take action against Borrower pursuant to that certain Subordination and Standstill Agreement executed by Lender in favor of Borrower's lender of even date herewith (the "Subordination and Standstill Agreement"), Guarantors forthwith shall pay all amounts that may be due, including but not limited to monthly interest

payments, and forthwith shall perform all of the provisions of said Note, and shall pay all damages that may result from the nonperformance thereof by Borrower, its successors or assigns.

2.2. Guarantors further agree that the liability of Guarantors under this Guaranty shall be primary, and that in any right of action which may accrue to Lender, its successors or assigns under the Note or this Guaranty, including but not limited to Guarantors' failure to make timely monthly interest payments, Lender and its successors or assigns at their option may proceed directly against Guarantors without having taken or commenced any action or obtained any judgment against Borrower and without applying any payments or other property of Borrower to the discharge of the obligations of Borrower under the Note. In no event shall Borrower's obligations under the Note be deemed modified or amended by the terms of, or restrictions imposed on Lender in, the Subordination and Standstill Agreement.

2.3. Notwithstanding any other terms set forth in the Note or herein to the contrary, Guarantors shall pay to Lender, the principal sum of the Note together with all accrued and unpaid interest due thereunder, on (i) the date on which Borrower or an affiliate thereof prepays or refinances some or all of the obligations of the Borrower or an affiliate under either the Owners Loan Agreement or the Operators Loan Agreement (collectively, the "Agreements"), as described in the Subordination and Standstill Agreement (ii) the date that the Borrower or its affiliates sells or divests any of the 9 Arkansas properties which Borrower or its affiliates purchased from Holders with the loan proceeds from the Agreements, or, upon written notice from Lender which Lender may deliver to Guarantors any time on or after the two year anniversary of the Note Guarantors failure to pay Lender all amounts then due under the Note on or before the dates set forth above, or failure to make any monthly interest payment under the the Note in the event that Lender is not able to accept payments from Borrower pursuant to the terms of the Subordination and Standstill Agreement, whichever shall first occur, shall be considered a default of this Guaranty in which case Lender shall have all remedies available to it under the Note, which are incorporated herein by reference. To clarify, Lender can pursue Guarantors for all remedies available to Lender under the Note notwithstanding that Lender has not declared a default under the Note.

2.4. Guarantors agrees that the obligations of Borrower to Lender under the Note shall be prior to any claim that Guarantors may now have or hereafter acquire against Borrower or its affiliates , whether or not Borrower becomes insolvent. Guarantors hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower under the Note. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of Guarantors shall first be paid to Lender and shall be first applied by Guarantors to the obligations of Borrower under the Note before being applied to any claims of Guarantors.

2.5. This Guaranty shall be in addition to and not in substitution of any other security now or hereafter held by or on behalf of the Lender with respect to the Obligations and shall not be discharged except by complete performance by the Borrower of all the Obligations. This Guaranty cannot be revoked by the Guarantors while any of the Obligations are outstanding.

2.6. The Lender may, at any time and from time to time, without the consent of or notice to the Guarantors, without incurring responsibilities to the Guarantors, and without impairing or releasing any of the Lender's rights or any of the Obligations: (a) release anyone liable in any manner from payment or collection of the Obligations; (b) exercise or refrain from exercising any rights against the Borrower; and (c) apply any sum, by whomsoever paid or however realized, to the Obligations in such order as the Lender shall elect.

2.7. To the fullest extent permitted by law, the Guarantors hereby (a) waive presentment for payment, demand, protest, notice of acceptance, notice of protest, notice of dishonor, notice of default, notice of nonpayment and all other notices related to the Note or this Guaranty, (b) renounce all rights to the benefits of any moratorium, appraisement, exemption and homestead now provided or which may be provided by any applicable federal or state law against the enforcement and collection of the Obligations; (c) waive any other act or thing or omission or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantors or which might otherwise operate as a discharge of the Guarantors; and (d) waive the application of any defenses available to the Guarantors under the laws of suretyship or based on impairment of collateral.

2.8. The Guarantors covenant and agree to pay the Lender, on demand, all costs and expenses incurred by the Lender (including, without limitation, reasonable attorneys' fees) (a) in any litigation, dispute, or proceeding relating, directly or indirectly, to the enforcement of the rights of the Lender against the Guarantors or the Borrower in connection with a breach, default or event of default by the Guarantors or the Borrower under any of the Obligations; (b) with respect to attempting to collect or enforce the Obligations; and (c) with respect to enforcing any rights of the Lender against the Guarantors or against any other person or entity which may be obligated to the Lender by virtue of the Note, or any other document, agreement or instrument relating to the Obligations. All such costs and expenses shall constitute a part of the Obligations.

2.9. THE PARTIES HERETO AGREE THAT THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA AND THE PARTIES HERETO SUBMIT (AND WAIVE ALL RIGHTS TO OBJECT) TO NON-EXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF GEORGIA, FOR THE ENFORCEMENT OF ANY AND ALL OBLIGATIONS UNDER THIS GUARANTY EXCEPT THAT IF ANY SUCH ACTION OR PROCEEDING ARISES UNDER THE CONSTITUTION, LAWS OR TREATIES OF THE UNITED STATES OF AMERICA, OR IF THERE IS A DIVERSITY OF CITIZENSHIP BETWEEN

THE PARTIES THERETO, SO THAT IT IS TO BE BROUGHT IN A UNITED STATES DISTRICT COURT, IT SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE STATE OF GEORGIA.

2.10. Each reference herein to the Lender shall be deemed to include the Lender's successors and assigns (including but not by way of limitation, any holder of the Obligations) in whose favor the provisions of this Guaranty shall also inure.

2.11. The Guarantors hereby represent and warrant to Lender the following: (A) Guarantors have all requisite power and authority (i) to execute, deliver and perform this Guaranty, and (ii) to consummate the transactions contemplated hereunder, and Guarantors are under no legal restriction, limitation or disability that would prevent it from doing any of the foregoing; (B) this Guaranty has been duly executed and delivered by Guarantors and constitutes the legal, valid and binding obligation of Guarantors, enforceable against Guarantors in accordance with its terms; and (C) the execution, delivery and performance by Guarantors of this Guaranty do not and will not (1) violate any provision of any applicable law, statute, rule, regulation, ordinance, license or tariff or any judgment, decree or order of any court or other governmental authority binding on or applicable to Guarantors or any of their properties or assets or (2) result in a breach of any indenture, agreement or other instrument to which Guarantors are a party.

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IN WITNESS WHEREOF, the Guarantor has executed this Guaranty on the day and year first set forth above.

GUARANTOR:

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JOSEPH SCHWARTZ

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ROSELYN SCHWARTZ